Exhibit 10.2

CRYOMASS TECHNOLOGIES INC.

SUBSCRIPTION FOR UNITS

TO:	CRYOMASS TECHNOLOGIES INC. (the “Corporation”)

The undersigned understands that Cryomass Technologies Inc., a corporation organized under the laws of Nevada (the “Corporation”), is offering until the close of business on October 31st, 2021 or until such later date as resolved by the Board of Directors of the Corporations in its sole discretion (“Last Day of Offering”), pursuant to Rule 506(b) of Regulation D of the United States Securities and Exchange Commission (’SEC”) up to 4,000 units at a price of US$2,000 per unit for an aggregate of US$8,000,000 principal amount (“Units”) to accredited investors (the “Offering”), each Unit consisting of (1) 10,000 Shares of Common Stock at a price of $0.20 per share (the “Shares”) and (2) one Common Stock purchase warrant exercisable to purchase 10,000 additional shares of the Corporation’s common stock (each such additional share a “Warrant Share”) at an exercise price of US$0.40 per Warrant Share (the “Warrant”), with the mandatory exercise of the Warrant when the Corporation’s Common Stock is above $0.80 at close of market on the respective exchange (currently OTC:QB) for ten (10) consecutive trading days, and with an expiration date of two years from Closing, as such is defined herein. The Shares, Warrants and the Warrant Shares are referred to herein as the “Securities”. The Corporation will file an S-1 Registration Statement with the SEC within 90 days of the Last Day of Offering and list all Shares resulting from this Offering. The minimum subscription amount is US$10,000.

The undersigned (the “Subscriber”), on its own behalf, and, if applicable, on behalf of those for whom the undersigned is contracting hereunder as trustee or agent (a “Beneficial Purchaser”), hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of units at US$2,000 each (the “Units”), each Unit consisting of 10,000 Shares of Common Stock and one Warrant. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units of the Corporation, including, without limitation, the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees that the Corporation and (as defined in in the attached “Terms and Conditions of Subscription for Units of Cryomass Technologies Inc.”) may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

{subscriber Name}
Number of Purchased Units: {subscription Shares} x US$2,000 per Unit

(Name of Subscriber) National Tax ID Number {echoSignRequiredFieldTag}

Account Reference (if applicable):
By: {echoSignSignatureTag}	= Aggregate Subscription Price: USD ${subscription Value} (the “Subscription Price”)
Authorized Signature

{subscriberSignatoryTitle}

(Official Capacity or Title – if the Subscriber is not an individual)

{subscriberSignatoryName}

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

{subscriberAddress}

(Subscriber’s Residential Address, including Municipality and Province)

{subscriberCity}, {subscriberStateProvince}, {subscriberZipPostal}, {subscriberCountry}

{subscriberHomePhone} {subscriberPrimaryEmail}

(Telephone Number)                       (Email Address)

If the Subscriber is signing as agent for a Beneficial Purchaser and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

(Name of Beneficial Purchaser)

(Beneficial Purchaser’s Residential Address)

Registration Instructions:

{subscriberName}

(Name)

(Account Reference, if applicable)

{subscriberAddress}, {subscriberCity}, {subscriberStateProvince}, {subscriberZipPostal}, {subscriberCountry}

(Address, including Postal Code)

Delivery Instructions:

{subscriberName}

(Name)

(Account Reference, if applicable)

{subscriberAddress}, {subscriberCity}, {subscriberStateProvince}, {subscriberZipPostal}, {subscriberCountry}

(Address)

{subscriberSignatoryName}   {subscriberHomePhone}

(Contact Name)                                                  (Telephone Number)

Number and kind of securities of the Corporation directly or indirectly owned, controlled, or directed, (if none, write “nil”): {echoSignRequiredFieldTag}	Is the Subscriber or Beneficial Purchaser an insider of the Corporation? Yes {esYCB} No {esNCB} If “Yes”, describe relationship: {echoSignOptionalFieldTag}

TERMS AND CONDITIONS OF SUBSCRIPTION

FOR UNITS OF CRYOMASS TECHNOLOGIES INC.

ARTICLE 1
Interpretation

1.1	Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Beneficial Purchaser” has the meaning set out on the face page of this Subscription Agreement;

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business;

“Closing” has the meaning set out in Section 4.1;

“Corporation” means Cryomass Technologies Inc. and includes any successor corporation to or of the Corporation;

“insider” means:

(a)	a director or senior officer of the Corporation;

(b)	a director or senior officer of a company that is itself an insider or subsidiary of the Corporation; or

(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting shares;

“Offering” means the offering of Units at US$2,000 per Unit for aggregate gross proceeds of up to US$8,000,000 pursuant to Subscription Agreements or such additional number of Units as may be determined by the Corporation in its sole discretion;

“Last Day of Offering” means October 31st, 2021 or such later date as the Corporation may decide, in its sole discretion pursuant to a duly adopted Board of Directors resolution;

“Person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns having a similar extended meaning;

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the provinces of Canada, the United States and the states of the United States, and the applicable policy statements issued by the securities regulators in each of the provinces and territories of Canada, the United States and the states of the United States;

“Unit” has the meaning set out on the face page of this Subscription Agreement;

“Subscriber” has the meaning set out on the face page of this Subscription Agreement;

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement;

“Subscription Price” has the meaning set out on the face page of this Subscription Agreement;

“United States” means United States of America;

“U.S. Person” has the meaning ascribed thereto under Regulation S of the U.S. Securities Act;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended; and

1.2	Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and vice versa, and words importing persons shall include firms and corporations.

1.3	Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in United States dollars.

1.4	Subdivisions, Headings and Table of Contents

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2
SCHEDULES

2.1	Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”	-	Exemption Form
Schedule “B”	-	Accredited Investor Certificate
Schedule “C”	-	Wire Instructions and Release Consent

ARTICLE 3
Subscription

3.1	Subscription

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Units from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price which is payable as described in Article 4 hereto.

3.2	Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that the Corporation shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Corporation only when it is signed by a duly authorized officer of the Corporation and delivered to the undersigned at the Closing referred to in Article 4 hereof. Subscriptions need not be accepted in the order received, and the Units may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Corporation shall have no obligation to sell any Units or to issue any of the Shares or Warrant Shares to any Person who is a resident of a jurisdiction in which the issuance of Shares or Warrant Shares to such person would constitute a violation of the Securities Laws.

ARTICLE 4
Closing

4.1	Closing

Sale of the Units and payment of the Subscription Price will be completed (the “Closing”) at the offices of the Corporation, from time to time as subscriptions are accepted.

4.2	Conditions of Closing

The obligations of the Subscriber to purchase and pay for the Units specified and of the Corporation to sell the Units are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Corporation contained in Article 5 hereof and of the Subscriber contained in Article 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing:

(a)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to the Corporation;

(b)	the Subscriber having properly completed, signed and delivered Schedule “A” and Schedule “B”;

(c)	the Subscriber having paid the Subscription Price by wire transfer payable in accordance with the wire instructions provided in Schedule “C”; and

(d)	the Subscriber having delivered any other documents or information required by securities laws that the Corporation may request.

ARTICLE 5
Representations, Warranties and Covenants
by the Corporation

5.1	Representations, Warranties and Covenants of the Corporation

As of the Closing, the Corporation hereby represents and warrants that:

(a)	The Corporation is duly formed and validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Corporation of its business as it is currently being conducted;

(b)	the Corporation has full power and authority to enter into this agreement and perform the same and do all other acts which may be necessary to consummate the transaction contemplated hereby;

(c)	the authorization, execution, delivery and performance by the Corporation of the Subscription Agreement, and the issuance and sale of the Units, do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the Corporation’s constating documents or any agreement or instrument to which the Corporation is a party;

(d)	there is no fact known to the Corporation which the Corporation has not publicly disclosed which materially adversely affects, or so far as the Corporation can now reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), affairs, business, prospects, operations or condition (financial or otherwise) of the Corporation or the ability of the Corporation to perform its obligations under this Subscription Agreement or which would otherwise be material to any person intending to make an equity investment in the Corporation;

(e)	there is no fact known to the Corporation which the Corporation has not publicly disclosed which materially adversely affects, or so far as the Corporation can now reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), affairs, business, prospects, operations or condition (financial or otherwise) of the Corporation or the ability of the Corporation to perform its obligations under this Subscription Agreement or which would otherwise be material to any person intending to make an equity investment in the Corporation;

(f)	The Units and the resulting Shares and Warrant Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and non-assessable.

ARTICLE 6
Acknowledgements, Covenants, REpresentations and
Warranties of the Subscriber

6.1	Acknowledgements, Covenants, Representations and Warranties of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	the Subscriber, and each Beneficial Purchaser, if any, is a resident in the jurisdiction set out on the face page of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Units and the Subscriber and any Beneficial Purchaser was solicited to purchase in such jurisdiction;

(b)	the Subscriber has the legal capacity and competence to execute this agreement and to take all actions required pursuant hereto and all necessary approvals by directors, shareholders and members of the Subscriber, or otherwise, have been given to authorize it to execute and deliver this agreement and to take all actions required pursuant hereto;

(c)	the Subscriber has properly completed, executed and delivered within applicable time periods to the Corporation the applicable certificate(s) and/or form(s) (dated as of the date hereof) set forth in Schedules “B”, and the information contained therein is true and correct;

(d)	the representations, warranties and covenants contained in the applicable Schedules will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing;

(e)	the Subscriber or any person for whom it is acting is neither a U.S. Person within the meaning of the Regulation S under the U.S. Securities Act, nor subscribing for the Units for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States;

(f)	neither the Subscriber nor any person for whom it is acting will offer, sell or otherwise dispose of the Units in the United States or to a U.S. Person unless the Corporation has consented to such offer, sale, or disposition, and such offer, sale, or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or in accordance with the registration and prospectus delivery requirements of the U.S. Securities Act;

(g)	the execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber;

(h)	the Subscriber is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws) and not with a view to the resale or distribution of all or any of the Units, or if it is not subscribing as principal, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each Beneficial Purchaser for whom the Subscriber is acting;

(i)	in the case of a subscription for the Units by a Subscriber acting as trustee or agent for a Beneficial Purchaser, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such Beneficial Purchaser, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Units, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, and the Subscriber acknowledges that the Corporation may be required by law to disclose the identity of each Beneficial Purchaser for whom the Subscriber is acting;

(j)	in the case of a subscription for the Units by a Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and any Beneficial Purchaser;

(k)	if the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder;

(l)	there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee and if any person establishes a claim to any fee or other Shares, the Purchaser covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(m)	if required by applicable Securities Laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Securities as may be required by any securities commission, stock exchange or other regulatory authority;

(n)	the Subscriber covenants and agrees to comply with applicable securities legislation in Canada, and any other relevant securities legislation, rules, regulations, orders, or policies concerning the purchase, holding of, and resale of the securities purchased hereunder;

(o)	the Subscriber, and each Beneficial Purchaser, if any, has been advised to consult its own legal advisors with respect to trading in the Securities and with respect to the resale restrictions imposed by the Securities Laws of the province in which the Subscriber or Beneficial Purchaser resides and other applicable securities laws;

(p)	the Subscriber has not received or been provided with a prospectus, offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering and the Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation. The Subscriber’s decision to subscribe for the Units was based solely upon the terms of the Offering provided herein and information about the Corporation which is publicly available;

(q)	the Subscriber is not purchasing the Units with knowledge of material information concerning the Corporation which has not been generally disclosed;

(r)	no person, which for greater certainty includes the Corporation, has made any written or oral representations:

(i)	that any person will resell or repurchase the Securities purchased hereunder;

(ii)	that any person will refund the Subscription Price; or

(iii)	as to the future price or value of the Securities;

(s)	the Subscriber confirms that the Subscriber (and, if the Subscriber is not purchasing as a principal, each Beneficial Purchaser):

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Securities;

(ii)	is capable of assessing the proposed investment in the Securities as a result of the Subscriber’s own experience or as a result of advice received from a person registered under applicable securities legislation;

(iii)	is aware of the characteristics of the Securities and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Securities;

(t)	None of the funds being used to purchase the Units are, to the Subscriber and each Beneficial Purchaser’s knowledge, proceeds obtained or derived directly or indirectly as a result of illegal activities. The funds being used to purchase the Units which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber and any Beneficial Purchaser’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge, none of the funds to be provided by the Subscriber or the Beneficial Purchaser are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and the Subscriber shall promptly notify the Corporation if the Subscriber or the Beneficial Purchaser discovers that any of such representations cease to be true, and shall promptly provide the Corporation with all necessary information in connection therewith;

(u)	the subscription for the Units has not been made through or as a result of, and the distribution of the Units is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation

(v)	the Subscriber is not organized or formed under the laws of a country determined by the United States Secretary of State to have repeatedly provided support for acts of international terrorism or is included on the list of “Covered Countries” in Section 1502 of the Federal “Dodd-Frank Wall Street Reform and Consumer Protection Act”, Pub.L.111-203; is not a person disqualified as a “bad actor” under rule 506(d) promulgated pursuant to the federal “Securities Act of 1933”, as amended, and is not a “Specially Designated Nationals and Blocked Persons” on the list maintained by the Federal Office of Foreign Assets Control; and

(w)	the Subscriber shall promptly provide evidence of the foregoing representations and warranties at any time or times as the Corporation reasonably requires.

6.2	Acknowledgements and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges, covenants, and agrees as follows:

(a)	the Subscriber has received a copy of the Subscription Agreement for the Units setting out the principal terms of the Offering;

(b)	no securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the Shares;

(c)	the Securities shall be subject to statutory resale restrictions under the Securities Laws of the province in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Securities except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Corporation not in any way responsible) for such compliance;

(d)	the Subscriber’s ability to transfer the Securities is limited by, among other things, applicable Securities Laws;

(e)	the certificates representing the shares received by Subscriber within ten (10) business days from Closing and the Warrant Shares, as of the date of their respective issuance, will bear legends substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) <INSERT THE DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY>.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, HEDGED, OR OTHERWISE TRANSFERRED ONLY (A) TO CRYOMASS TECHNOLOGIES INC., (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER U.S. SECURITIES LAWS, PROVIDED THAT AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CRYOMASS TECHNOLOGIES INC. IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that, if any such shares or Warrant Shares are being sold pursuant to Rule 144 of the U.S. Securities Act or a transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the legend may be removed by delivery to the registrar and transfer agent of the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act, which opinion shall be obtained by the Corporation upon a request by the Subscriber at no additional cost to the Subscriber

(f)	the Subscriber and each Beneficial Purchaser shall execute, deliver, file and otherwise assist the Corporation with filing all documentation required by the applicable Securities Laws to permit the subscription for and issuance of the Securities;

(g)	the Corporation is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Units under applicable Securities Laws and the Subscriber agrees to indemnify the Corporation, and each of its respective directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing;

(h)	the Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the Units pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(i)	the Units are being offered pursuant to exemptions from the registration requirements under the U.S. Securities Act and outside the United States pursuant to the exclusion from the registration requirements of the U.S. Securities Act pursuant to Regulation S promulgated thereunder. The Securities have not been registered under the U.S. Securities Act and may not be offered or sold in the United States or to U.S. Persons unless registered under such act or an exemption from the registration requirements of such act is available; however, the Corporation undertakes to file an S-1 Registration Statement with the SEC within 90 days from the Last Day of Offering;

(j)	the Subscriber, and each Beneficial Purchaser, if any, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated hereby;

(k)	legal counsel retained by the Corporation is acting as counsel to the Corporation and is not acting as counsel to the Subscriber and the Subscriber may not rely on such counsel in any respect. The Subscriber should obtain independent legal advice with respect to the investment in the Securities. The Subscriber and, if applicable, any Beneficial Purchaser, have been advised to consult their own legal advisors with respect to trading in the Shares and with respect to the resale restrictions imposed by the Securities Laws in the jurisdiction in which the Subscriber resides and any Beneficial Purchaser for whom it is acting, and acknowledges that no representation has been made respecting the applicable hold periods imposed by any applicable securities laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber and any Beneficial Purchaser to resell such securities, that the Subscriber and any Beneficial Purchaser for whom it is acting is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions, and the Subscriber is aware that it and any Beneficial Purchaser may not be able to resell such securities except in accordance with limited exemptions under Canadian securities laws and other applicable securities laws;

(l)	there is no government or other insurance covering the Units;

(m)	the Corporation may increase the maximum Offering size and change the Last Day of Offering in its sole discretion;

(n)	there are risks associated with the purchase of the Units, and the Subscriber has had access to such information concerning the Corporation as it has considered necessary in connection with its investment decisions to invest in the Units;

(o)	the Subscriber acknowledges that the Corporation has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the Offering. This Subscription Agreement shall thereafter have no force or effect and the Corporation shall return the previously paid subscription price of the Shares, without interest thereon, to the undersigned;

(p)	the Subscriber has not received nor does it expect to receive any financial assistance from the Corporation, directly or indirectly, in respect of the Subscriber’s purchase of the Units.

(q)	Neither the Corporation, nor any of its respective affiliates, related entities and associates, or any persons acting on its or their behalf, will in any circumstances be liable to the Subscriber under, or arising out of or in any way connected with this Subscription Agreement for any indirect or consequential loss or damage whether arising in contract or tort (including for negligence or statutory duty); and

(r)	the Corporation’s outside counsel, J.P. Galda & Co. and such other outside securities counsel that the Corporation may use from time to time, does not assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of the public record or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed.

(s)	The Subscriber (on its own behalf and, if applicable, on behalf of any person to whose benefit the Subscriber is subscribing) further acknowledges that Greenhill Equity Solutions Ltd. and its related affiliates are agents of the Issuer and as such will have access to the information provided by the Subscriber, either pursuant to this Subscription Agreement, or as may be subsequently provided to the Issuer.

6.3	Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and its counsel and in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Units under the Securities Laws. The Subscriber further agrees that by accepting the Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing with the same force and effect as if they had been made by the Subscriber at the Closing and that they shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Units.

ARTICLE 7
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1	Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber.

7.2	Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto, shall continue in full force and effect for the benefit of the Corporation.

ARTICLE 8
COLLECTION OF PERSONAL INFORMATION

8.1	Collection of Personal Information

The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the fact the Corporation and its agent, Greenhill Equity Solutions Ltd., is collecting the Subscriber’s (and any Beneficial Purchaser’s) personal information for the purpose of completing the Subscriber’s subscription. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the Corporation and its agent, Greenhill Equity Solutions Ltd., retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) further acknowledges and consents to the fact the Corporation may be required by applicable Securities Laws, stock exchange rules, and the Independent Investor Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any Beneficial Purchaser). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all Beneficial Purchasers.

ARTICLE 9
General

9.1	Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2	Notices

(a)	Any notice, document or other communication required or permitted by this agreement to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid ordinary mail posted or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed to such party as follows:

(i)	if to the Corporation, to:

CRYOMASS TECHNOLOGIES INC.

1001 Bannock Street, Suite 612

Denver, Colorado 80204

Email: b.mullin@cryomass.com

(ii)	in the case of notice to the Subscriber, to the Subscriber’s residential address as set forth on the face page to this Subscription Agreement.

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3	Time of the Essence

Time shall in all respects be of the essence of this Agreement.

9.4	Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada.

9.5	Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.6	Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.7	Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or electronic form and the parties adopt any signature received by a receiving fax machine or electronic signature as original signatures of the parties.

9.8	Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.9	Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

The Corporation hereby accepts the subscription for Shares as set forth on the face page of this Subscription Agreement and the Corporation represents and warrants to the Subscriber that the representations and warranties made by the Corporation to the Subscriber in this Subscription Agreement are true and correct in all material respects as of the Closing and that the Subscriber is entitled to rely thereon.

Dated this day of _________________, 2021.

CRYOMASS TECHNOLOGIES INC.

Per:
Authorized Signing Officer Philip B. Mullin, Chief Financial Officer

SCHEDULE “A”

EXEMPTION FORM

TO BE COMPLETED BY ALL INVESTORS

Please complete this Exemption Form by indicating the category of exempt investor to which the Subscriber belongs and completing and signing page 3 of this Exemption Form. Initial the box or line to the left of each item. Initial only one of boxes 1, 2, or 3. If box 2 or 3 is marked, mark only one sub-item under box 2 or box 3.
The Subscriber represents, warrants and covenants to the Corporation and acknowledges that the Corporation is relying thereon, that:
{#aiEx}{eSIT}{/aiEx}	1.	Subscriber is purchasing the Units as principal and is an accredited investor (if this category is initialed, please complete the attached Schedule “B” – Accredited Investor Certificate);

{#ffExROC}{eSIT}{/ffExROC}	2.	the Subscriber is resident other than in Ontario or Saskatchewan, is purchasing the Units as principal, and is:

	{#ffExROC}{#ffA}X{/ffA}{/ffExROC}	(a)	a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

	{#ffExROC}{#ffB}X{/ffB}{/ffExROC}	(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

	{#ffExROC}{#ffC}X{/ffC}{/ffExROC}	(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

	{#ffExROC}{#ffD}X{/ffD}{/ffExROC}	(d)	a close personal friend of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

	{#ffExROC}{#ffE}X{/ffE}{/ffExROC}	(e)	a close business associate of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

	{#ffExROC}{#ffF}X{/ffF}{/ffExROC}	(f)	a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation;

	{#ffExROC}{#ffG}X{/ffG}{/ffExROC}	(g)	a parent, grandparent, brother, sister or child of a spouse of a founder of the Corporation;

	{#ffExROC}{#ffH}X{/ffH}	(h)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or

	{#ffI}X{/ffI}	(i)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g);

{#ffExO}{eSIT}{/ffExO}	3.	the Subscriber is resident in Ontario, is purchasing the Units as principal, and is:

	{#ffExO}{#ffA}X{/ffA}{/ffExO}	(a)	a founder of the Corporation;

	{#ffExO}{#ffA}X{/ffA}{/ffExO}	(b)	an affiliate of a founder of the Corporation;

	{#ffExO}{#ffC}X{/ffC}{/ffExO}	(c)	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Corporation; or

	{#ffExO}{#ffA}X{/ffA}{/ffExO}	(d)	a person that is a control person of the Corporation.

The following terms used in this exemption form have the following meanings:

“close business associate” means an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the Corporation to be in a position to assess their capabilities and trustworthiness;

“close personal friend” of a director, executive officer, founder or control person of the Corporation is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness;

“control person” means:

(a)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the Corporation, or
(b)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the Corporation, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of the Corporation, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the Corporation;

“executive officer” means an individual who is:

(a)	a chair, vice-chair or president;
(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production;

(c)	an officer of the Corporation or any of its subsidiaries and who performs a policy-making function in respect of the Corporation; or
(d)	performing a policy-making function in respect of the Corporation;

“founder of the Corporation” means a person who

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation; and
(b)	is actively involved in the business of the Corporation.

The undersigned has executed this Exemption Form as of the {subscriptionDay} day of {subscriptionMonth}, 2021.

{#aiEx}If a Corporation, Partnership or Other Entity:

{#corAiEx}{echoSignSignatureTag}{/corAiEx}
Name of Entity

{#corAiEx}{echoSignRequiredFieldTag}{/corAiEx}
Type of Entity

{#corAiEx}{subscriberSignatoryName}{/corAiEx}
Signature of Person Signing

{#corAiEx}{subscriberSignatoryTitle}{/corAiEx}
Title of Person Signing{/aiEx}{#ffEx}If a
Corporation, Partnership or Other Entity:

{#cor}{echoSignSignatureTag}{/cor}
Name of Entity

{#cor}{echoSignRequiredFieldTag}{/cor}
Type of Entity

{#cor}{subscriberSignatoryName}{/cor}
Signature of Person Signing

{#cor}{subscriberSignatoryTitle}{/cor}
Title of Person Signing{/ffEx}

{#aiEx}If an Individual:

{#indAiEx}{echoSignSignatureTag}{/indAiEx}
Signature

{#indAiEx}{subscriberName}{/indAiEx}
Name of Individual{/aiEx}{#ffEx}If an Individual:

{#ind}{echoSignSignatureTag}{/ind}
Signature

{#ind}{subscriberName}{/ind}
Name of Individual{/ffEx}

SCHEDULE “B”

ACCREDITED INVESTOR CERTIFICATE

TO BE COMPLETED ONLY BY ACCREDITED INVESTORS

TO: CRYOMASS TECHNOLOGIES INC. (the “Corporation”)

1.1	Certificate
If you have marked the “accredited investor” category on the Schedule “A” - Exemption Form, please complete this Schedule “B” - Accredited Investor Certificate by initialling or otherwise marking the category of accredited investor to which the Subscriber belongs and completing and signing page 3 of this Accredited Investor Certificate. If you have marked the category of accredited investor under subparagraphs (j), (j.1), (k) or (l), please complete Annex “B1” - Form 45-106F9 – Form for Individual Accredited Investors.
The Subscriber represents, warrants and covenants to the Corporation, and acknowledges that the Corporation is relying thereon, that the Subscriber is purchasing the Shares as principal and is:
{#canadaA}X{/canadaA}	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

{#canadaB}X{/canadaB}	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

{#canadaC}X{/canadaC}	(c)	except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

{#canadaD}X{/canadaD}	(d)

except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

Jurisdiction(s) registered: {canadaDJurisdictions}

Categories of registration: {canadaDCategories}

{#canadaE}X{/canadaE}	(e)

an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

Jurisdiction(s) registered: {canadaEJurisdictions}

Categories of registration: {canadaECategories}

{#canadaE1}X{/canadaE1}	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

Name of person with whom Subscriber is or was registered: {#canadaE1}{echoSignRequiredFieldTag}{/canadaE1}

Jurisdiction(s) registered: {#canadaE1}{echoSignRequiredFieldTag}{/canadaE1}

Categories of registration: {#canadaE1}{echoSignRequiredFieldTag}{/canadaE1}

{#canadaF}X{/canadaF}	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown Corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

{#canadaG}X{/canadaG}	(g)	except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

{#canadaH}X{/canadaH}	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

{#canadaI}X{/canadaI}	(i)

except in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

Jurisdiction(s) registered: {canadaIJurisdictions}

Categories of registration: {canadaICategories}

{#canadaJ}X{/canadaJ}	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; [MUST FULLY COMPLETE AND EXECUTE THE ATTACHED FORM 45-106F9]

{#canadaJ1}X{/canadaJ1}	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000; [MUST FULLY COMPLETE AND EXECUTE THE ATTACHED FORM 45-106F9]

{#canadaK}X{/canadaK}	(k)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; [MUST FULLY COMPLETE AND EXECUTE THE ATTACHED FORM 45-106F9]

{#canadaL}X{/canadaL}	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; [MUST FULLY COMPLETE AND EXECUTE THE ATTACHED FORM 45-106F9]

{#canadaM}X{/canadaM}	(m)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

Type of Entity {canadaMType}

Jurisdiction and date of formation {canadaMJurisdictionDate}

{#canadaN}X{/canadaN}	an investment fund that distributes or has distributed its securities only to:(n)

	(i)	a person that is or was an accredited investor at the time of the distribution;

	(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”); or

	(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

{#canadaO}X{/canadaO}	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

{#canadaP}X{/canadaP}	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

Jurisdiction(s) registered: {canadaPJurisdictions}

Registration number(s): {canadaPRegistrationNumbers}

{#canadaQ}X{/canadaQ}	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

Jurisdiction(s) registered: {canadaQJurisdictions}

Categories of registration: {canadaQCategories}

{#canadaR}X{/canadaR}	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

Registration number(s) assigned to subscriber: {canadaRRegistrationNumbers}

Name of eligibility adviser or registered adviser: {canadaRAdvisorName}

Jurisdiction(s) registered (adviser): {canadaRJurisdictions}

Categories of registration (adviser): {canadaRCategories}

{#canadaS}X{/canadaS}	(s)

an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

Jurisdiction organized: {canadaSJurisdiction}

Type of entity: {canadaSType}

{#canadaT}X{/canadaT}	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors [If this is your applicable category, each owner of interest must individually complete and submit to the Corporation its own copy of this Accredited Investor Certificate];

Name(s) of owners of interest: {canadaTOwners}

Type of entity (if applicable): {canadaTTypes}

Categories of accredited investor: {canadaTCategories}

{#canadaU}X{/canadaU}	(u)

an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an advisor;

Name of advisor: {canadaUAdvisorName}

Jurisdiction(s) registered: {canadaUJurisdictions}

Categories of registration: {canadaUCategories}

Basis of exemption: {canadaUExemption}

{#canadaV}X{/canadaV}	(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

Jurisdiction(s)                                      recognized                                       or                                       designated:
{#canadaV}{echoSignRequiredFieldTag}{/canadaV}

{#canadaW}X{/canadaW}	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Name(s) of settlor: {canadaWSettlors}

Name(s) of trustees: {canadaWTrustees}

Categories of accredited investor: {canadaWInvestorCategories}

Categories of beneficiaries: {canadaWBeneficiaryCategories}

As used in this Accredited Investor Certificate, the following terms have the following meanings:

“eligibility adviser” means a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the Subscriber’s jurisdiction and authorized to give advice with respect to the Shares;

“financial assets” means cash or securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” has the meaning ascribed thereto in National Instrument 81-106 – Investment Fund Continuous Disclosure;

“related liabilities” means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets; and “securities legislation” has the meaning ascribed thereto in National Instrument 14-101 – Definitions.

The undersigned has executed this Accredited Investor Certificate as of the {subscriptionDay} day of {subscriptionMonth}, 2021.

If a Corporation, Partnership or Other Entity:

{#corAiEx}{echoSignSignatureTag}{/corAiEx}
Name of Entity

{#corAiEx}{echoSignRequiredFieldTag}{/corAiEx}
Type of Entity

{#corAiEx}{subscriberSignatoryName}{/corAiEx}
Signature of Person Signing

{#corAiEx}{subscriberSignatoryTitle}{/corAiEx}
Title of Person Signing

If an Individual: {#indAiEx}{echoSignSignatureTag}{/indAiEx} Signature {#indAiEx}{subscriberName}{/indAiEx} Name of Individual

Annex B1

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units, Shares and Warrant Shares	Issuer: CRYOMASS TECHNOLOGIES INC.
Purchased from: CRYOMASS TECHNOLOGIES INC.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of ${#indAiEx}{subscriptionValue}{/indAiEx}. [Instruction: Insert the total dollar amount of the investment.]	{#indAiEx}{eSIT}{/indAiEx}
Liquidity risk – You may not be able to sell your investment quickly – or at all.	{#indAiEx}{eSIT}{/indAiEx}
Lack of information – You may receive little or no information about your investment.	{#indAiEx}{eSIT}{/indAiEx}
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.	{#indAiEx}{eSIT}{/indAiEx}
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)	{#indAi3A}{eSIT}{/indAi3A}
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.	{#indAi3B}{eSIT}{/indAi3B}
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.	{#indAi3C}{eSIT}{/indAi3C}
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)	{#indAi3D}{eSIT}{/indAi3D}

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print): {#indAiEx}{subscriberName}{/indAiEx}
Signature: {#indAiEx}{echoSignSignatureTag}{/indAiEx}	Date: {#indAiEx}{accreditedInvestorSubscriptionDate}{/indAiEx}
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print): Christian Noël (Cryomass Technologies Inc.)
Telephone: +1 (720) 506-9610	Email: c.noel@cryomass.com
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

Philip B. Mullin

CRYOMASS TECHNOLOGIES INC.

1001 Bannock Street, Suite 612

Denver, Colorado 80204

E-Mail: b.mullin@cryomass.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

  Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.